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                                                                    Exhibit 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement of SSE Telecom, Inc. on Form S-8 of our report dated December 4, 1997, with respect to the consolidated financial statements and schedule of SSE Telecom, Inc. included in its Annual Report (Form 10-K) for the year ended September 26, 1998, filed with the Securities and Exchange Commission.

                                       /s/ Ernst & Young LLP
                                       ---------------------------

San Jose, California
December 28, 1998